See Appendix II for footnote references and definitions of certain key terms

EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Non-interest revenues
Discount revenue	$9,884	$9,413	$9,361	$8,743	$9,177	8	$37,401	$35,192	6
Net card fees	2,629	2,551	2,480	2,333	2,245	17	9,993	8,449	18
Service fees and other revenue	1,945	1,976	1,828	1,722	1,719	13	7,471	6,765	10
Total non-interest revenues	14,458	13,940	13,669	12,798	13,141	10	54,865	50,406	9
Interest income
Interest on loans	6,064	5,970	5,648	5,552	5,503	10	23,234	21,095	10
Interest and dividends on investment securities	17	15	17	14	18	(6)	63	86	(27)
Deposits with banks and other	501	632	599	569	556	(10)	2,301	2,614	(12)
Total interest income	6,582	6,617	6,264	6,135	6,077	8	25,598	23,795	8
Interest expense
Deposits	1,343	1,371	1,374	1,337	1,397	(4)	5,425	5,695	(5)
Long-term debt and other	717	760	703	629	642	12	2,809	2,557	10
Total interest expense	2,060	2,131	2,077	1,966	2,039	1	8,234	8,252	—
Net interest income	4,522	4,486	4,187	4,169	4,038	12	17,364	15,543	12
Total revenues net of interest expense	18,980	18,426	17,856	16,967	17,179	10	72,229	65,949	10
Provisions for credit losses
Card Member receivables	189	190	226	146	182	4	751	774	(3)
Card Member loans	1,042	1,030	1,094	901	1,011	3	4,067	4,109	(1)
Other	183	67	85	103	99	85	438	302	45
Total provisions for credit losses	1,414	1,287	1,405	1,150	1,292	9	5,256	5,185	1
Total revenues net of interest expense after provisions for credit losses	17,566	17,139	16,451	15,817	15,887	11	66,973	60,764	10

Expenses
Card Member rewards	4,805	4,608	4,618	4,378	4,430	8	18,409	16,599	11
Business development	1,728	1,611	1,589	1,529	1,637	6	6,457	5,886	10
Card Member services	1,951	1,477	1,301	1,328	1,278	53	6,057	4,782	27
Marketing	1,612	1,599	1,555	1,486	1,614	—	6,252	6,040	4
Salaries and employee benefits	2,505	2,239	2,152	2,120	2,102	19	9,016	8,198	10
Professional services	669	623	591	541	698	(4)	2,424	2,274	7
Data processing and equipment	810	751	720	705	805	1	2,986	2,888	3
Other, net	396	406	375	400	567	(30)	1,577	1,202	31
Total expenses	14,476	13,314	12,901	12,487	13,131	10	53,178	47,869	11
Pretax income	3,090	3,825	3,550	3,330	2,756	12	13,795	12,895	7
Income tax provision	628	923	665	746	586	7	2,962	2,766	7
Net income	$2,462	$2,902	$2,885	$2,584	$2,170	13	$10,833	$10,129	7
Net income attributable to common shareholders (A)	$2,429	$2,868	$2,852	$2,552	$2,139	14	$10,701	$9,995	7
Effective tax rate	20.3%	24.1%	18.7%	22.4%	21.3%		21.5%	21.5%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$3.53	$4.14	$4.08	$3.64	$3.04	16	$15.41	$14.04	10
Average common shares outstanding	687	692	698	701	703	(2)	695	712	(2)
Diluted
Net income attributable to common shareholders	$3.53	$4.14	$4.08	$3.64	$3.04	16	$15.38	$14.01	10
Average common shares outstanding	688	693	699	702	704	(2)	696	713	(2)
Cash dividends declared per common share	$0.82	$0.82	$0.82	$0.82	$0.70	17	$3.28	$2.80	17
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change
Consolidated Balance Sheets
Assets
Cash & cash equivalents	$47,792	$54,706	$57,937	$52,508	$40,640	18
Card Member receivables, less reserves	61,851	60,823	59,405	58,355	59,240	4
Card Member loans, less reserves	145,923	138,946	136,508	133,611	133,995	9
Card Member loans held for sale	2,457	2,424	2,405	776	758	#
Investment securities	1,043	1,374	1,258	1,110	1,240	(16)
Other (B)	40,986	39,277	38,043	35,884	35,588	15
Total assets	$300,052	$297,550	$295,556	$282,244	$271,461	11

Liabilities and Shareholders' Equity
Customer deposits	$152,488	$149,883	$149,386	$146,396	$139,413	9
Short-term borrowings	1,371	1,446	1,493	1,559	1,374	—
Long-term debt	56,387	57,787	58,202	51,236	49,715	13
Other (B)	56,332	56,017	54,164	51,851	50,695	11
Total liabilities	266,578	265,133	263,245	251,042	241,197	11

Shareholders' Equity	33,474	32,417	32,311	31,202	30,264	11
Total liabilities and shareholders' equity	$300,052	$297,550	$295,556	$282,244	$271,461	11

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Related Statistical Information
Total loans and Card Member receivables (C)	$224,791	$216,355	$211,976	$207,384	$208,317	8	$224,791	$208,317	8
Average Total loans and Card Member receivables (C)	$221,187	$214,470	$211,102	$204,760	$205,135	8	$213,105	$197,080	8
Net interest yield (D)	8.0%	8.2%	7.9%	8.2%	7.8%		8.1%	7.9%
Return on average equity (E)	33.9%	35.9%	36.3%	33.6%	34.6%		33.9%	34.6%
Return on average common equity (E)	35.3%	37.3%	37.8%	35.0%	36.1%
Book value per common share (dollars)	$46.45	$44.76	$44.16	$42.28	$40.88	14

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Consolidated Capital
(Millions, except percentages)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24
Shares Outstanding
Beginning of period	689	696	701	702	704
Repurchase of common shares	(2)	(7)	(5)	(2)	(3)
Net impact of employee benefit plans and others	—	—	—	1	1
End of period	686	689	696	701	702

Risk-Based Capital Ratios - Basel III
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.5%	10.5%	10.6%	10.7%	10.5%
Tier 1	11.1%	11.1%	11.3%	11.4%	11.2%
Total	13.1%	13.1%	13.2%	13.4%	13.2%

Common Equity Tier 1	$27,268	$26,222	$26,121	$25,624	$24,860
Tier 1 Capital	$28,888	$27,848	$27,752	$27,260	$26,405
Tier 2 Capital	$5,025	$4,915	$4,858	$4,774	$4,722
Total Capital	$33,913	$32,763	$32,610	$32,034	$31,127
RWA	$259,448	$250,642	$246,140	$239,562	$235,775
Tier 1 Leverage	9.8%	9.5%	9.7%	10.0%	9.8%
Supplementary Leverage Ratio (SLR)	8.3%	8.1%	8.3%	8.5%	8.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio	$294,275	$292,875	$285,174	$273,090	$268,785
Total Leverage Exposure to calculate SLR	$346,685	$344,532	$335,706	$322,414	$316,995
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Network volumes (billions)	$506.2	$479.2	$472.0	$439.6	$464.0	9	$1,897.0	$1,764.8	7
Billed business	$445.1	$421.0	$416.3	$387.4	$408.4	9	$1,669.8	$1,550.9	8

Cards-in-force	152.8	151.2	149.4	147.5	146.5	4	152.8	146.5	4
Proprietary cards-in-force	86.6	86.0	85.2	84.6	83.6	4	86.6	83.6	4

Basic cards-in-force	128.9	127.6	126.0	124.2	123.3	5	128.9	123.3	5
Proprietary basic cards-in-force	66.7	66.2	65.6	65.1	64.3	4	66.7	64.3	4

Average proprietary basic Card Member spending (dollars)	$6,696	$6,387	$6,370	$5,987	$6,378	5	$25,453	$24,608	3

Average fee per card (dollars) (F)	$122	$119	$117	$111	$108	13	$117	$103	14

Proprietary new cards acquired	2.9	3.2	3.1	3.4	3.0		12.5	13.0

See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (G)					Reported	FX- Adjusted (G)
	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	FY'25	FY'25
Network volumes	9%	9%	7%	5%	7%	8%	8%	6%	6%	8%	7%	7%
Billed business	9	9	7	6	8	8	8	7	6	8	8	7
U.S. Consumer Services	9	9	7	7	9	n/a	n/a	n/a	n/a	n/a	8	n/a
Commercial Services	4	4	2	2	4	3	4	2	2	4	3	3
International Card Services	17	14	15	9	11	12	13	12	13	15	14	13

Merchant industry billed business
Goods & Services (G&S) spend (74% of Q4'25 billed business)	9	9	8	6	7	8	9	7	7	8	8	8
T&E spend (26% of Q4'25 billed business)	9	8	6	5	9	8	8	5	6	10	8	7
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Card Member loans and receivables
Card Member loans and receivables	$213,863	$205,837	$201,873	$197,706	$199,085	7	$213,863	$199,085	7
Average Card Member loans and receivables	$210,440	$204,145	$201,175	$195,262	$196,254	7	$202,975	$188,971	7
Net write-off rate (principal, interest and fees) (H)	2.3%	2.2%	2.2%	2.4%	2.2%		2.3%	2.3%
Net write-off rate (principal only) (H)(I)	2.1%	1.9%	2.0%	2.1%	1.9%		2.0%	2.0%
30+ days past due as a % of total (I)	1.3%	1.3%	1.3%	1.3%	1.3%		1.3%	1.3%

Card Member loans
Total Card Member loans	$151,832	$144,814	$142,275	$139,203	$139,674	9	$151,832	$139,674	9
Credit loss reserves
Beginning balance	$5,868	$5,767	$5,592	$5,679	$5,588	5	$5,679	$5,118	11
Provisions - principal, interest and fees	1,042	1,030	1,094	901	1,011	3	4,067	4,109	(1)
Net write-offs - principal less recoveries	(828)	(760)	(771)	(818)	(735)	13	(3,176)	(2,894)	10
Net write-offs - interest and fees	(180)	(168)	(167)	(178)	(159)	13	(692)	(621)	11
Other (J)	7	(1)	19	8	(26)	#	31	(33)	#
Ending balance	$5,909	$5,868	$5,767	$5,592	$5,679	4	$5,909	$5,679	4
Reserve as a % of Card Member loans	3.9%	4.1%	4.1%	4.0%	4.1%		3.9%	4.1%
% of past due	279%	286%	295%	284%	288%		279%	288%
Net write-off rate (principal, interest and fees) (H)	2.7%	2.6%	2.7%	2.9%	2.6%		2.7%	2.7%
Net write-off rate (principal only) (H)(I)	2.2%	2.1%	2.2%	2.4%	2.1%		2.2%	2.2%
30+ days past due as a % of total (I)	1.4%	1.4%	1.4%	1.4%	1.4%		1.4%	1.4%

Card Member receivables
Total Card Member receivables	$62,031	$61,023	$59,598	$58,503	$59,411	4	$62,031	$59,411	4
Credit loss reserves
Beginning balance	$200	$193	$148	$171	$156	28	$171	$174	(2)
Provisions - principal and fees	189	190	226	146	182	4	751	774	(3)
Net write-offs - principal and fees less recoveries	(208)	(183)	(184)	(169)	(164)	27	(745)	(773)	(4)
Other (J)	(1)	—	3	—	(3)	(67)	3	(4)	#
Ending balance	$180	$200	$193	$148	$171	5	$180	$171	5
Reserve as a % of Card Member receivables	0.3%	0.3%	0.3%	0.3%	0.3%		0.3%	0.3%
Net write-off rate (principal and fees) (H)	1.3%	1.2%	1.2%	1.2%	1.1%		1.2%	1.3%
Net write-off rate (principal only) (H)(I)	1.5%	1.3%	1.4%	1.3%	1.2%		1.4%	1.5%
30+ days past due as a % of total (I)	0.9%	1.0%	0.9%	1.0%	0.9%		0.9%	0.9%

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Other loans
Total other loans	$10,928	$10,518	$10,103	$9,678	$9,232	18	$10,928	$9,232	18
Credit loss reserves
Beginning balance	$287	$272	$244	$194	$154	86	$194	$126	54
Provisions	90	62	78	105	94	(4)	335	256	31
Net write-offs (principal only)	(52)	(45)	(48)	(53)	(51)	2	(198)	(180)	10
Net write-offs (interest and fees only)	(2)	(2)	(3)	(2)	(2)	—	(9)	(7)	29
Other (J)	—	—	1	—	(1)	#	1	(1)	#
Ending balance	$323	$287	$272	$244	$194	66	$323	$194	66
Reserve as a % of other loans	3.0%	2.7%	2.7%	2.5%	2.1%		3.0%	2.1%

Other receivables
Total other receivables	$4,596	$4,019	$4,056	$3,752	$3,587	28	$4,596	$3,587	28
Credit loss reserves
Beginning balance	$20	$19	$23	$27	$49	(59)	$27	$27	—
Provisions	69	5	7	(2)	5	#	79	46	72
Net write-offs	(3)	(3)	(10)	(3)	(28)	(89)	(20)	(44)	(55)
Other (J)	—	(1)	(1)	1	1	#	—	(2)	#
Ending balance	$86	$20	$19	$23	$27	#	$86	$27	#
Reserve as a % of other receivables	1.9%	0.5%	0.5%	0.6%	0.8%		1.9%	0.8%
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions, except percentages)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q4'25
Non-interest revenues	$5,904	$3,526	$3,192	$1,858	$(22)	$14,458
Interest income	4,072	1,333	666	9	502	6,582
Interest expense	820	461	362	(172)	589	2,060
Total revenues net of interest expense	9,156	4,398	3,496	2,039	(109)	18,980
Total provisions for credit losses	773	359	211	70	1	1,414
Total revenues net of interest expense after provisions for credit losses	8,383	4,039	3,285	1,969	(110)	17,566
Card Member rewards, business development and Card Member services	4,563	1,900	1,674	341	6	8,484
Marketing	797	350	347	116	2	1,612
Salaries and employee benefits and other operating expenses	1,473	952	948	628	379	4,380
Total expenses	6,833	3,202	2,969	1,085	387	14,476
Pretax income (loss)	$1,550	$837	$316	$884	$(497)	$3,090
Q4'24
Non-interest revenues	$5,314	$3,388	$2,725	$1,723	$(9)	$13,141
Interest income	3,753	1,176	583	11	554	6,077
Interest expense	815	442	318	(160)	624	2,039
Total revenues net of interest expense	8,252	4,122	2,990	1,894	(79)	17,179
Total provisions for credit losses	784	311	194	6	(3)	1,292
Total revenues net of interest expense after provisions for credit losses	7,468	3,811	2,796	1,888	(76)	15,887
Card Member rewards, business development and Card Member services	3,816	1,751	1,442	322	14	7,345
Marketing	813	360	306	130	5	1,614
Salaries and employee benefits and other operating expenses	1,294	886	1,014	583	395	4,172
Total expenses	5,923	2,997	2,762	1,035	414	13,131
Pretax income (loss)	$1,545	$814	$34	$853	$(490)	$2,756
YOY % change
Non-interest revenues	11	4	17	8	#	10
Interest income	8	13	14	(18)	(9)	8
Interest expense	1	4	14	(8)	(6)	1
Total revenues net of interest expense	11	7	17	8	(38)	10
Total provisions for credit losses	(1)	15	9	#	#	9
Total revenues net of interest expense after provisions for credit losses	12	6	17	4	(45)	11
Card Member rewards, business development and Card Member services	20	9	16	6	(57)	16
Marketing	(2)	(3)	13	(11)	(60)	—
Salaries and employee benefits and other operating expenses	14	7	(7)	8	(4)	5
Total expenses	15	7	7	5	(7)	10
Pretax income (loss)	—	3	#	4	(1)	12

# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Non-interest revenues	$5,904	$5,620	$5,540	$5,243	$5,314	11	$22,307	$20,137	11
Interest income	4,072	4,025	3,795	3,763	3,753	8	15,655	14,430	8
Interest expense	820	789	782	757	815	1	3,148	3,140	—
Net interest income	3,252	3,236	3,013	3,006	2,938	11	12,507	11,290	11
Total revenues net of interest expense	9,156	8,856	8,553	8,249	8,252	11	34,814	31,427	11
Total provisions for credit losses	773	734	829	631	784	(1)	2,967	3,029	(2)
Total revenues net of interest expense after provisions for credit losses	8,383	8,122	7,724	7,618	7,468	12	31,847	28,398	12
Card Member rewards, business development and Card Member services	4,563	4,145	3,967	3,882	3,816	20	16,557	14,329	16
Marketing	797	825	800	765	813	(2)	3,187	3,051	4
Salaries and employee benefits and other operating expenses	1,473	1,300	1,281	1,239	1,294	14	5,293	4,641	14
Total expenses	6,833	6,270	6,048	5,886	5,923	15	25,037	22,021	14
Pretax segment income	$1,550	$1,852	$1,676	$1,732	$1,545	—	$6,810	$6,377	7

Billed business (billions)	$189.2	$177.5	$176.5	$164.3	$174.0	9	$707.5	$654.8	8
Proprietary cards-in-force	48.3	47.8	47.3	46.8	46.3	4	48.3	46.3	4
Proprietary basic cards-in-force	34.1	33.7	33.4	33.0	32.5	5	34.1	32.5	5
Average proprietary basic Card Member spending (dollars)	$5,574	$5,291	$5,322	$5,014	$5,387	3	$21,215	$20,707	2

Segment assets	$122,968	$115,330	$113,876	$110,886	$114,228	8	$122,968	$114,228	8

Card Member loans and receivables
Card Member loans and receivables	$114,368	$106,969	$105,784	$102,896	$107,051	7	$114,368	$107,051	7
Average Card Member loans and receivables	$110,161	$106,753	$104,488	$103,237	$102,752	7	$106,377	$98,928	8
Net write-off rate (principal, interest and fees) (H)	2.6%	2.3%	2.4%	2.7%	2.4%		2.5%	2.5%
Net write-off rate (principal only) (H)	2.1%	1.8%	1.9%	2.2%	2.0%		2.0%	2.1%
30+ days past due as a % of total	1.3%	1.3%	1.2%	1.3%	1.3%		1.3%	1.3%

Card Member loans
Total loans	$100,171	$94,142	$92,620	$90,072	$92,632	8	$100,171	$92,632	8
Net write-off rate (principal, interest and fees) (H)	2.7%	2.4%	2.6%	3.0%	2.6%		2.7%	2.7%
Net write-off rate (principal only) (H)	2.1%	2.0%	2.1%	2.4%	2.1%		2.1%	2.2%
30+ days past due as a % of total	1.3%	1.4%	1.3%	1.4%	1.4%		1.3%	1.4%

Card Member receivables
Total receivables	$14,197	$12,827	$13,164	$12,824	$14,419	(2)	$14,197	$14,419	(2)
Net write-off rate (principal and fees) (H)	1.8%	0.9%	0.8%	0.8%	0.9%		1.1%	1.2%
Net write-off rate (principal only) (H)	1.6%	0.8%	0.7%	0.7%	0.8%		0.9%	1.1%
30+ days past due as a % of total	0.7%	1.0%	0.7%	0.7%	0.6%		0.7%	0.6%

See Appendix II for footnote references and definitions of certain key terms

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Non-interest revenues	$3,526	$3,441	$3,422	$3,265	$3,388	4	$13,654	$13,219	3
Interest income	1,333	1,302	1,240	1,202	1,176	13	5,077	4,374	16
Interest expense	461	462	450	432	442	4	1,805	1,734	4
Net interest income	872	840	790	770	734	19	3,272	2,640	24
Total revenues net of interest expense	4,398	4,281	4,212	4,035	4,122	7	16,926	15,859	7
Total provisions for credit losses	359	332	360	329	311	15	1,380	1,389	(1)
Total revenues net of interest expense after provisions for credit losses	4,039	3,949	3,852	3,706	3,811	6	15,546	14,470	7
Card Member rewards, business development and Card Member services	1,900	1,730	1,790	1,746	1,751	9	7,166	6,504	10
Marketing	350	313	331	337	360	(3)	1,331	1,319	1
Salaries and employee benefits and other operating expenses	952	816	826	787	886	7	3,381	3,142	8
Total expenses	3,202	2,859	2,947	2,870	2,997	7	11,878	10,965	8
Pretax segment income	$837	$1,090	$905	$836	$814	3	$3,668	$3,505	5

Billed business (billions)	$140.9	$136.3	$135.5	$129.2	$136.0	4	$541.9	$526.5	3
Proprietary cards-in-force	15.3	15.4	15.4	15.5	15.4	-	15.3	15.4	-
Average proprietary basic Card Member spending (dollars)	$9,151	$8,833	$8,782	$8,380	$8,804	4	$35,153	$34,130	3

Segment assets	$63,168	$64,305	$62,152	$62,012	$58,969	7	$63,168	$58,969	7

Card Member loans and receivables
Card Member loans and receivables	$56,086	$57,379	$55,098	$57,412	$54,592	3	$56,086	$54,592	3
Average Card Member loans and receivables	$57,689	$56,444	$57,113	$55,538	$56,269	3	$56,711	$54,362	4
Net write-off rate (principal, interest and fees) (H)	2.2%	2.2%	2.2%	2.2%	2.0%		2.2%	2.0%
Net write-off rate (principal only) (H)(I)	2.3%	2.3%	2.3%	2.4%	2.1%		2.3%	2.2%
30+ days past due as a % of total (I)	1.5%	1.5%	1.5%	1.5%	1.5%		1.5%	1.5%

Card Member loans
Total loans	$30,833	$30,691	$30,143	$31,240	$29,647	4	$30,833	$29,647	4
Net write-off rate (principal, interest and fees) (H)	3.1%	3.1%	2.9%	3.0%	2.7%		3.0%	2.7%
Net write-off rate (principal only) (H)	2.7%	2.6%	2.5%	2.6%	2.3%		2.6%	2.3%
30+ days past due as a % of total	1.7%	1.6%	1.6%	1.6%	1.5%		1.7%	1.5%

Card Member receivables
Total receivables	$25,253	$26,688	$24,955	$26,172	$24,945	1	$25,253	$24,945	1
Net write-off rate (principal and fees) (H)	1.1%	1.1%	1.2%	1.3%	1.1%		1.2%	1.3%
Net write-off rate (principal only) - small business (H)	1.6%	1.5%	1.9%	1.9%	1.6%		1.7%	1.9%
30+ days past due as a % of total - small business	1.2%	1.1%	1.2%	1.3%	1.3%		1.2%	1.3%
90+ days past billing as a % of total - corporate	0.5%	0.4%	0.4%	0.4%	0.4%		0.5%	0.4%

See Appendix II for footnote references and definitions of certain key terms

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Non-interest revenues	$3,192	$3,034	$2,947	$2,646	$2,725	17	$11,819	$10,369	14
Interest income	666	652	620	596	583	14	2,534	2,331	9
Interest expense	362	350	335	306	318	14	1,353	1,239	9
Net interest income	304	302	285	290	265	15	1,181	1,092	8
Total revenues net of interest expense	3,496	3,336	3,232	2,936	2,990	17	13,000	11,461	13
Total provisions for credit losses	211	218	210	192	194	9	831	726	14
Total revenues net of interest expense after provisions for credit losses	3,285	3,118	3,022	2,744	2,796	17	12,169	10,735	13
Card Member rewards, business development and Card Member services	1,674	1,512	1,452	1,312	1,442	16	5,950	5,243	13
Marketing	347	350	322	300	306	13	1,319	1,235	7
Salaries and employee benefits and other operating expenses	948	815	783	751	1,014	(7)	3,297	3,226	2
Total expenses	2,969	2,677	2,557	2,363	2,762	7	10,566	9,704	9
Pretax segment income	$316	$441	$465	$381	$34	#	$1,603	$1,031	55

Billed business (billions)	$114.3	$106.9	$103.9	$92.9	$97.7	17	$418.0	$366.9	14
Proprietary cards-in-force	23.0	22.8	22.5	22.3	21.9	5	23.0	21.9	5
Proprietary basic cards-in-force	17.2	17.0	16.9	16.7	16.4	5	17.2	16.4	5
Average proprietary basic Card Member spending (dollars)	$6,675	$6,307	$6,197	$5,619	$6,003	11	$24,822	$22,965	8

Segment assets	$50,089	$47,253	$46,500	$42,620	$42,879	17	$50,089	$42,879	17

Card Member loans and receivables
Card Member loans and receivables	$43,409	$41,488	$40,991	$37,398	$37,442	16	$43,409	$37,442	16
Average Card Member loans and receivables	$42,590	$40,948	$39,573	$36,487	$37,233	14	$39,886	$35,681	12
Net write-off rate (principal, interest and fees) (H)	1.9%	2.0%	2.0%	1.8%	1.7%		1.9%	1.9%
Net write-off rate (principal only) (H)(I)	1.7%	1.8%	1.8%	1.7%	1.6%		1.8%	1.8%
30+ days past due as a % of total (I)	1.1%	1.1%	1.1%	1.1%	1.0%		1.1%	1.0%

Card Member loans - consumer and small business
Total loans	$20,828	$19,981	$19,512	$17,891	$17,395	20	$20,828	$17,395	20
Net write-off rate (principal, interest and fees) (H)	2.4%	2.5%	2.5%	2.3%	2.3%		2.4%	2.5%
Net write-off rate (principal only) (H)	2.0%	2.1%	2.1%	2.0%	1.9%		2.0%	2.1%
30+ days past due as a % of total	1.2%	1.2%	1.2%	1.2%	1.2%		1.2%	1.2%

Card Member receivables
Total receivables	$22,581	$21,508	$21,479	$19,507	$20,047	13	$22,581	$20,047	13
Net write-off rate (principal and fees) (H)	1.4%	1.5%	1.5%	1.3%	1.3%		1.4%	1.4%
Net write-off rate (principal only) - consumer and small business (H)	1.4%	1.6%	1.5%	1.3%	1.3%		1.5%	1.5%
30+ days past due as a % of total - consumer and small business	0.9%	1.0%	1.0%	1.0%	0.8%		0.9%	0.8%
90+ days past billing as a % of total - corporate	0.5%	0.3%	0.4%	0.4%	0.4%		0.5%	0.4%
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	YOY % change	FY'25	FY'24	YOY % change
Non-interest revenues	$1,858	$1,782	$1,758	$1,660	$1,723	8	$7,058	$6,729	5
Interest income	9	9	10	12	11	(18)	40	52	(23)
Interest expense	(172)	(181)	(165)	(143)	(160)	(8)	(661)	(703)	6
Net interest income	181	190	175	155	171	6	701	755	(7)
Total revenues net of interest expense	2,039	1,972	1,933	1,815	1,894	8	7,759	7,484	4
Total provisions for credit losses	70	5	5	(2)	6	#	78	42	86
Total revenues net of interest expense after provisions for credit losses	1,969	1,967	1,928	1,817	1,888	4	7,681	7,442	3
Business development and Card Member services	341	298	288	283	322	6	1,210	1,148	5
Marketing	116	105	96	76	130	(11)	393	411	(4)
Salaries and employee benefits and other operating expenses	628	524	490	468	583	8	2,110	1,485	42
Total expenses	1,085	927	874	827	1,035	5	3,713	3,044	22
Pretax segment income	$884	$1,040	$1,054	$990	$853	4	$3,968	$4,398	(10)

Total network volumes (billions)	$506.2	$479.2	$472.0	$439.6	$464.0	9	$1,897.0	$1,764.8	7

Segment assets	$18,686	$18,879	$18,324	$18,083	$17,712	5	$18,686	$17,712	5
# - Denotes a variance of 100 percent or more.
See Appendix II for footnote references and definitions of certain key terms

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	FY'25	FY'24
ROE
Annualized Net income	$10,833	$11,608	$11,540	$10,336	$10,129	$10,833	$10,129
Average shareholders' equity	$31,934	$32,364	$31,756	$30,733	$29,266	$31,934	$29,266
Return on average equity (E)	33.9%	35.9%	36.3%	33.6%	34.6%	33.9%	34.6%

Reconciliation of ROCE
Annualized Net income	$10,833	$11,608	$11,540	$10,336	$10,129
Preferred share dividends and equity related adjustments	58	58	58	57	58
Earnings allocated to participating share awards and other	74	82	75	69	76
Net income attributable to common shareholders	$10,701	$11,468	$11,407	$10,210	$9,995

Average shareholders' equity	$31,934	$32,364	$31,756	$30,733	$29,266
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$30,350	$30,780	$30,172	$29,149	$27,682
Return on average common equity (E)	35.3%	37.3%	37.8%	35.0%	36.1%

Appendix II	(Preliminary)

The financial measures in the preceding tables are presented on a basis prepared in conformity with accounting principles generally accepted in the United States of
America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
Amounts presented in the preceding tables may not sum and percentages may not recalculate due to rounding.

(A)
Represents net income, less (i) earnings allocated to participating share awards of $18 million, $20 million, $18 million, $18 million and $17 million in Q4'25,
Q3'25, Q2'25, Q1'25 and Q4'24, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $15 million, $14 million and $14 million in
Q4'25, Q3'25, Q2'25, Q1'25 and Q4'24, respectively.

(B)
Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.

(C)	Total loans reflects Card Member loans and Other loans.
(D)
Net interest yield on average Total loans and Card Member receivables represents net interest income, computed on an annualized basis, divided by average
Card Member loans, Card Member loans Held for Sale, Other loans and Card Member receivables.  Reserves and net write-offs related to uncollectible interest are recorded through provision for credit losses and are thus not included in the net interest yield calculation.

(E)
Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period.  Return on
Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.

(F)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(G)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).

(H)
Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees.  We also present a net write-off rate based on principal losses only to be consistent with industry convention.

(I)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.

As used in the preceding tables and/or in our full year and fourth quarter of 2025 earnings release, investor presentation slides or investor conference call:

Billed business (Card Member spending) — Represents transaction volumes (including cash advances) on payment products issued by American Express.
Cards-in-force — Represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, except for retail cobrand cards issued by network partners that had no out-of-store spending activity during the prior twelve months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.

Locations in force (LIF) — Represents proprietary and partner acquired merchant locations where the merchant is enabled to accept American Express. LIF estimates incorporate data provided to us by certain third parties and include merchants that accept American Express through payment facilitators and merchants that accept
American Express through digital wallets in China.

Network volumes — Represents the total of billed business and processed volumes.
Operating expenses — Represents salaries and employee benefits, professional services, data processing and equipment, and other expenses.
Processed volumes — Represents transaction volumes (including cash advances) on cards issued under network partnership agreements with banks and other institutions, including joint ventures, as well as alternative payment solutions facilitated by American Express.

Proprietary new cards acquired — Represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.

Reserve build (release) — Represents the portion of the provisions for credit losses for the period related to increasing or decreasing reserves for credit losses as a result of, among other things, changes in volumes, macroeconomic outlook, portfolio composition and credit quality of portfolios. Reserve build represents the amount by which the provision for credit losses exceeds net write-offs, while reserve release represents the amount by which net write-offs exceed the provision for credit losses.

Variable customer engagement costs (VCE) — Represents the aggregate of Card Member rewards, business development, and Card Member services expenses.

Refer to the “Glossary of Selected Terminology” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange
Commission for definitions of certain other terms used.